DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Quarterly Investor Presentation July 29, 2021 – for the period ended June 30, 2021 Exhibit 99.1

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward- looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward- Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations, such as restructuring activities, and the potential financial and operational impacts of the COVID-19 pandemic. Forward Looking Statements and Other References Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending June 30, 2021. “LTM” represents Last Twelve Months financial information from July 1, 2020 to June 30, 2021.

DELIVERING GOODS for THE GOOD of ALL /// Investor Presentation – July 2021 3 I. Trinity Industries, Inc. Overview................................Page 4 II. Key Investment Considerations................................. Page 8 III. Railcar Market Overview.......................................... Page 18 IV. Trinity’s Rail Platform Overview................................ Page 24 V. Financial Discussion and Strategic Objectives............. Page 33 VI. Appendix

DELIVERING GOODS for THE GOOD of ALL /// • Trinity Industries, Inc. owns market leading businesses that provide railcar products and services in North America – Top 5 Leasing company ~ 108,635 railcars under ownership ~ 26,490 additional railcars under management – Leading manufacturer with 35% of industry deliveries in FY 2020 – Growing railcar maintenance network • Unique rail platform provides single source for comprehensive rail transportation solutions • LTM Q2-21 total revenues of $1.6 billion • LTM Q2-21 Adjusted EBITDA* of $533 million • Current dividend yield of 3.1%(1) – 229 consecutive quarterly dividend payments Trinity Industries, Inc. Overview External Revenue by Business Segment(2) *All specified data as of June 30, 2021; See appendix for footnotes and reconciliation of non-GAAP measures $7.9 billion* Enterprise Value $578 million* LTM Q2-21 Shareholder Returns $659 million* LTM Q2-21 Cash Flow from Cont. Ops $2.7 billion* Market Cap 4 Leasing Rail Products All Other Adj EPS, Cont Ops (Diluted) * 2017 2018 2019 2020 LTM Q2-21 $— $1,000 $2,000 $3,000 $— $0.50 $1.00 $1.50 (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// Experienced Team Guides a Resilient Platform Recent cycle challenged by: ◦ Influx of capital into rail industry ◦ Collapse of oil prices ◦ Industrial decline ◦ Global trade wars ◦ COVID-19 pandemic • Cyclically Experienced Management Team • Resilient Cash Flow from Platform of Businesses • Transformation of Operating Model Underway 5 Economic Growth Financial Collapse Energy Renaissance Industrial Decline / Pandemic Fl ee t U ti liz at io n R ailcar D eliveries Railcar Unit Deliveries Lease Fleet Utilization 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Q2- 21 70% 75% 80% 85% 90% 95% 100% 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000

DELIVERING GOODS for THE GOOD of ALL /// A New Operating Model and Company Purpose 6

DELIVERING GOODS for THE GOOD of ALL /// Key Focus Areas for Enhancing Shareholder Value Strong Cash Flow Generation through the Rail Cycle Optimize the Returns of the Platform Deliver Premier Financial Performance Prudently Deploy Capital to Drive Value Creation 7

DELIVERING GOODS for THE GOOD of ALL KEY INVESTMENT CONSIDERATIONS

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Value Proposition – A Sustainable Capital Story 9

DELIVERING GOODS for THE GOOD of ALL /// A Sustainable Capital Story: Attractive Yielding Assets with Long-Tailed Utility Rail Assets Generate Steady Cash Flow through Cycle Railcar Asset Cash Flow Profile: ◦ Stable generation from long-term leases and balanced renewal exposure ◦ Rising future contribution from long- tailed asset utility and natural inflation benefits ◦ TRN portfolio – average age of 11 years ◦ Rail industry – average age of 20 years(1) ◦ Expected life – 40+ years Healthy Returns Relative to Life-cycle Expectations(2) Railcar Asset Returns Profile: ◦ GAAP returns accelerate over time as steady to inflating earnings are measured against decreasing Net Book Value or Net Equity balances 10 Economic Profit – Leasing Operations* Operating Profit – Lease Portfolio Sales 2017 2018 2019 2020 LTM Q2-21 $— $125 $250 $375 $500 *See appendix for footnotes and reconciliation of non-GAAP measures (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// A Sustainable Capital Story: Trinity’s Rail Platform Delivers Strategic Synergies ▪ Cost-advantaged railcar equipment sourcing ▪ Tax-advantaged lease fleet investment offsets taxable income and enhances returns ▪ Lower-relative operational cost structure ▪ Higher customer touchpoints create additional revenue opportunity ▪ Actionable rail market intelligence ▪ Valuable sales channel for organic growth FINANCIAL Synergies COMMERCIAL Synergies ~ $550M+ Investment advantage ~$700M+ Cash flow tax synergies ~ $4B in Sales Complex customer transactions ~$500M+ OP contribution Tangible Synergies Generated over Five Year Period* *See appendix for footnotes 11

DELIVERING GOODS for THE GOOD of ALL /// OCF - Continuing Ops Steady State Cash Flow* Average OCF Average Steady State 2017 2018 2019 2020 LTM Q2-21 $0.0 $250.0 $500.0 $750.0 FCF Before Lease Investment* FCF After Lease Investment* 2017 2018 2019 2020 LTM Q2-21 $(250.0) $0.0 $250.0 $500.0 $750.0 5-Yr Avg ‘Steady State’ Cash Flow Yields 10+% on Market Cap over Same Period OCF + All Portfolio Sales – Required CapEx for maintaining steady state of the business * See appendix for reconciliation of non-GAAP measures Balance Sheet Discipline Generates Excess Cash after Lease Fleet Growth OCF + Portfolio Proceeds – Total Manufacturing CapEx – Dividends – Leasing Equity CapEx ~$518M AVG Steady State Cash Flow Measures the potential capital to be deployed after investment to maintain enterprise cash flow Free Cash Flow Measures excess cash from the platform after total investments, leverage, and maintaining the dividend 12 A Sustainable Capital Story: Platform Synergies Create Strong Cash Flows ~$302M AVG Excess Cash ~$269M AVG (in $mms) (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// LTM BV Per share* Cumulative Dividend per share 12/15 6/16 12/16 6/17 12/17 6/18 12/18 6/19 12/19 6/20 12/20 6/21 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 Value Growth CAGR = 10% * See appendix for footnotes A Sustainable Capital Story: Reinvestment & Capital Return Drive Shareholder Value 13 A growing stream of cash flow from Trinity’s platform creates shareholder value: – Reinvestment into the business when expected returns are above our hurdle rates – Return capital to shareholders through consistent dividends and opportunistic share repurchases

DELIVERING GOODS for THE GOOD of ALL /// Enterprise Financial KPI’s for Long-Term Performance Operating and Free Cash Flow Growth Mid-teen Pre-Tax Return on Equity Double- digit Dividend Growth Book Value per Share Growth 14

DELIVERING GOODS for THE GOOD of ALL /// Commitment to Premier Performance and Sustainability 15 Environmental Commitment Social Responsibility Governance Excellence Risk Management Operating our business in a way that minimizes impact on natural resources and the environment • Established Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emission • Responsibly support customers’ products at each stage of the 40+ year product lifecycle Attracting and retaining a diverse and empowered workforce • Fostering a workplace that is inclusive and collaborative • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the wellbeing of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of ESG initiatives Strong track record of operational excellence • Goal of zero injuries and incidents with reduction targets • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance • Proprietary safety and environmental certification process, Safety and Environmental Excellence at Trinity (SET), aligns with ISO and Responsible Care© standards

DELIVERING GOODS for THE GOOD of ALL /// Railcars Are Attractive Long-term Investments • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • 100% bonus depreciation under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.6% of greenhouse emissions • 100% recyclable through scrap and salvage Environmentally Friendly* *See appendix for source info 16

DELIVERING GOODS for THE GOOD of ALL /// Railcars Benefit from Inflation Long-Term See appendix for source info 17 P ri ce I n cr ea se M u lt ip le Average New Railcar Prices PPI (Railroad Cars and Car Parts) CPI Inflation (2%) 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 0.8 1.0 1.3 1.5 1.8 2.0 2.3 2.5 2.8 3.0 Existing lease fleets benefit from inflation-driven increases in new railcar costs and price increases in goods shipped by rail, both of which help drive higher lease rates

DELIVERING GOODS for THE GOOD of ALL /// Review of Value Proposition 18

DELIVERING GOODS for THE GOOD of ALL RAILCAR MARKET OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Integral Part of the North American Supply Chain • 1.7 million railcars in North America(1) • 1.3 trillion ton miles moved by rail in 2020(2) • 3,500+ commodities moved by rail(3) • Highly correlated to U.S. GDP • “Desert Island Statistic…” ~ Warren Buffet U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes -31.4% 33.1% 20 Truck, 48% Rail, 26% Water, 9% Air, 0% Pipe, 17% 5.1 trillion total ton miles Railcar Loadings Follow U.S. Gross Domestic Product

DELIVERING GOODS for THE GOOD of ALL /// Delivering Essential Goods to the Global Marketplace See appendix for source information • Coal • Biofuels • Frac Sand • U.S. Crude • Canadian Crude 32% of North American railcar loadings ~230 distinct commodities Energy • Natural Gas Liquids • Refined Products • Plastics • Petro-chemicals • Chlor Alkali • Sulfur Products 9% of North American railcar loadings ~980 distinct commodities Refined Products & Chemicals • Grains • Grain Mill Products • Distillers Dried Grains/Feed • Fertilizers 21% of North American railcar loadings ~730 distinct commodities Agriculture • Construction Materials • Aggregates • Steel/Iron 17% of North American railcar loadings ~620 distinct commodities Construction & Metals • Autos • Paper • Intermodal 21% of North American railcar loadings ~1000 distinct commodities Consumer Products 21

DELIVERING GOODS for THE GOOD of ALL /// Capitalizing on Structural Change in the Rail Market The TrinityRail platform was ideally positioned to capture market share during shifting ownership dynamics, growing at a 13% CAGR since 2002 Railcar Ownership is Shifting from Railroads to Leasing Companies Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 65 Lessors own 240K railcars in “All other” See appendix for source information 22 Financial Lessors 35% 43% 48% 54% Lessor Railroad Shipper TTX 1990s 2000s 2010s 2020 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 15% 13% 6% 26% 13% 13% TRN, 14% Wells Fargo CIT SMBC All other * GATX UnionTank TRN

DELIVERING GOODS for THE GOOD of ALL /// A Differentiated Value Proposition for Our Customers • Lease Portfolio • Fleet Management • Equipment Finance Solutions Leasing • Rail Product Portfolio • Aftermarket Parts Manufacturing • Maintenance • Modifications • Repair • Mobile Units Maintenance • Logistics Services • Data Analytics • Connected Railcar Services Cross-sell to deliver innovative solutions and a differentiated experience Optimize customers’ ownership and usage of railcar equipment Drive rail industry modal share through supply chain efficiency Aligned with industrial shippers through ownership and engineering 23

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 24 Rail Traffic is Continuing to Improve (1) Railcars are Coming out of Storage (2) Fleet Utilization is Holding while Rates are Firming Rail Products Orders Significantly Improve Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 80% 85% 90% 95% 100% (20)% (15)% (10)% (5)% —% Orders Deliveries Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 0 1,000 2,000 3,000 4,000 5,000 See appendix for footnotes 2019 2020 2021 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 550,000 600,000 650,000 700,000 750,000 Storage Rate Five-Year Average Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL TRINITY’S RAIL PLATFORM OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Business Segments – P&L Breakout * See appendix for reconciliation of non-GAAP measures $1.6B Total Revenues Trinity Industries Inc. (LTM Q2-21) $269M Adjusted Operating Profit* $48M Adjusted Income from Cont. Ops.* $533M Adjusted EBITDA* $742M Segment Revenue $337M Segment Operating Profit • Railcar leasing services • Asset management • Railcar investment vehicle (RIV) sales Railcar Leasing and Management Services Group $1,217M Segment Revenue $(2)M Segment Operating Profit (Loss) • Tank and freight railcars • Maintenance services • Railcar parts and heads • Logistics operations Rail Products Group $265M Segment Revenue $40M Segment Operating Profit • Highway Products All Other $(579)M Segment Revenue $(11)M Segment Operating Profit (Loss) • Intersegment Eliminations, primarily from the sale of railcars from the Rail Products Group to the Railcar Leasing and Management Services Group for new railcar equipment supported by a firm customer contract for the lease Intersegment Eliminations 26

DELIVERING GOODS for THE GOOD of ALL /// Leasing Operations Revenue OP Margin 2017 2018 2019 2020 LTM Q2-21 $500 $600 $700 $800 —% 10% 20% 30% 40% 50% Stable Financial Performance Through the Cycle Portfolio Expirations Imply Manageable Renewal Risk(2) Leasing Operations Revenue and Operating Profit Margin(1) (in $mms) See appendix for footnotes 27 Leading railcar lessor ◦ Owned fleet of 108,635 railcars ◦ Total owned and managed fleet of 135,125 railcars Growing portfolio and future cash flow ◦ Leasing backlog of 2,618 railcars ◦ $1.9 billion future contractual lease revenues Balanced portfolio management ◦ Portfolio expirations and average expiring lease rate imply manageable renewal risk ◦ Future Lease Rate Differential(3) is -2.5%, up from -14.8% in Q1-21 ▪ Implies NTM segment revenue headwind of -0.2% if current conditions persist

DELIVERING GOODS for THE GOOD of ALL /// Proven Asset Management Through Railcar Cycle Actively Managing Rate and Term through the Rail Cycle Healthy Renewals Lead to Strong Asset Utilization 3.4 yrs Remaining Lease Term 98% Utilization 74% Renewal Success 17% Annual Portfolio Expirations 50 mos Renewal Term +2% Renewal Rate Change Average performance since 2010: 28 Portfolio Utilization Renewal Success Rate 2010 2012 2014 2016 2018 2020 40% 50% 60% 70% 80% 90% 100% LTM AVG Renewal Term (in months) LTM AVG Rate Change (%) Q1-10 Q1-12 Q1-14 Q1-16 Q1-18 Q1-20 0 10 20 30 40 50 60 70 80 (40)% (20)% 0% 20% 40%

DELIVERING GOODS for THE GOOD of ALL /// Diversified Portfolio of Railcar Equipment ~ 900 Different Commodities Car Type Agriculture Construction & Metals Consumer Products Energy Refined Products & Chemicals Total (Units) Total (NBV) Fr ei g h t C ar Open Hopper/Gondolas Aggregates, Steel and Metals Coal 11% 6% Small Covered Hopper (<5K cu/ft) Fertilizer Cement, Construction Materials, Steel and Metals Frac Sand 11% 3% Large Covered Hopper (>5K cu/ft) DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer Lumber (Wood Chips) Other Chemical (Soda Ash) 14% 12% Specialty Covered Hopper Grain Mill Products Aggregates, Cement Coal (Fly Ash) Plastics 7% 7% Other Freight Food Lumber, Steel and Metals, Cement Autos, Paper, Intermodal Other Chemicals 10% 11% Ta n k C ar Pressure Tank Cars Fertilizer NGL, Chlor Alkali, Petro- chemical, Other Chemicals 10% 15% Gen. Service Tank Cars (< 20K gal) Grain Mill Products Aggregates (Clay Slurry) Sulfur Products, Chlor Alkali, Other Chemicals 3% 3% Gen. Service Tank Cars (20K-25K gal) Fertilizer, Food, Animal Feed Refined Products, Petro- chemicals, Other Chemicals 5% 5% Gen. Service Tank Cars (25K-30K gal) Grain Mill Products, Food Crude Oil, Biofuels Refined Products, Petro- chemicals, Other Chemicals 11% 15% Gen. Service Tank Cars (> 30K gal) Crude Oil, Biofuels Refined Products, Petrochemicals, Other Chemicals, NGLs 13% 17% Specialty Tank Cars Fertilizer Chlor Alkali, Other Chemicals, Sulfur Products 5% 6% Total (Units)* 20% 8% 9% 31% 32% Total (NBV) 19% 5% 10% 26% 40% ~ 270 Different Railcar Designs 29* See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// 87% 12% Shippers Railroads Other Servicing High-Quality Industrial Shippers Strong Customer Credit Profiles (by NBV) Largest customer represents < 5% of total lease revenue Serving Industrial Shippers in North America 700+ Customers 75%+ Full Service Lease Top 20 customers account for 39% of lease revenue 28 years Top 10 customers relationship tenure < 0.3% 10-year average write-off history < 1% 30 51% 35% 14% Investment Grade Not Rated Non-Investment Grade

DELIVERING GOODS for THE GOOD of ALL /// Rail Products Revenue Maintenance Services Revenue OP Margin 2017 2018 2019 2020 LTM Q2-21 $— $1,000 $2,000 $3,000 —% 4% 8% 12% Leading manufacturer of railcars in North America ◦ Delivered 8,500 railcars representing 31% of industry shipments during LTM Q2-21 ◦ Backlog of $1.2 billion for 11,305 railcars accounts for 30% of industry backlog at June 30, 2021 ◦ Flexible manufacturing footprint enables quick response to shifts in market demand Focused on resetting cost basis to enhance manufacturing margins ◦ Various initiatives underway to lower break-even point Highly variable cost structure in a highly cyclical market ◦ Material input costs averaged more than 70% of the cost of most railcars in 2020 ◦ Depreciation approximates $36 million per year ◦ Operating leverage results from long production runs and the scaling of production capacity Optimization of Production Operations Underway Backlog Provides Important Production Visibility Flexible Manufacturing Footprint Adjusts to Meet Demand 31 Beginning Backlog Deliveries Orders 2017 2018 2019 2020 LTM Q2-21 — 10,000 20,000 30,000 40,000 (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// Strategic Initiatives to Elevate Manufacturing Margin Performance ◦ Concentrate manufacturing footprint ◦ Monetize underutilized asset base Lower Investment ◦ ◦ Enhance value of outsourced fabrication activities ◦ Minimize cycle-related headcount costs Reduce Cycle Amplitude ◦ ◦ Increase automation to reduce direct labor ◦ Lower indirect support costs ◦ Continue lean principles Reset Cost Basis Annual Rail Deliveries(1) OP% LTM 9/30/2020(2) Margin Improvement 10-12K 2.8% Mid-Teen + 3 to 5.5 pts Lowers Breakeven by 30% Margin improvements expected to be realized over next 1-2 years *See appendix for footnote 32

DELIVERING GOODS for THE GOOD of ALL /// ~ $20-25B TAM Revenue Opportunity for Services Expansion in Railcar Industry Positioned for Further Success in the Marketplace • Superior customer experience through “Anytime” access • Fleet Management Solutions • RailPulseTM consortium Digital Platforms • Commercialize fleet analytics capabilities • Develop IoT and telematics solutions for enhanced rail supply chain management Data Analytics • Tuck-in service solutions • Expand rail maintenance network geographically • Opportunistic portfolio acquisitions/ alliances Scale & Consolidation • Moderating lease fleet investment • Increasing leverage of internal maintenance capacity • Expand RIV platform to extend commercial reach Disciplined Operating Model Trinity’s Leasing Company has a bright future and is leading the change for network efficiency to enhance the modal advantage of the railcar industry 33

DELIVERING GOODS for THE GOOD of ALL FINANCIAL DISCUSSION AND STRATEGIC OBJECTIVES

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Platform is Built to Deliver Shareholder Value LTM Q2-21 Revenues $1.6B LTM Q2-21 Cash Flow, Continuing Ops $659M LTM Q2-21 OP Margin, Adjusted* 16% LTM Q2-21 Shareholder Returns $578M * See appendix for reconciliation of non-GAAP measures 35

DELIVERING GOODS for THE GOOD of ALL /// Healthy Balance Sheet Strategically Positioned for Market Uncertainty and Opportunistic Deployment 36 Unencumbered Railcars $1.1B • Pledge to warehouse • Additional assets can be sold or financed • LTV of 62.5% for the wholly-owned lease portfolio as of Q2-21(2) CAPITAL LEVERS Recourse Debt $448M @ ~4.6%(1) Non-recourse Debt $4.8B @ ~2.9%(1) • Low-cost funds • Flexible term structures • No maturities until 2023 • YoY blended coupon decreased ~100 bps DEBT STRUCTURE Cash & Equivalents $91M Revolver Availability $361M Warehouse Availability $466M LIQUIDITY Solid Liquidity of $918M Attractive Debt Structures Conservative Capitalization See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// Platform Optimization is Critical to Improve Pre-Tax ROE ~ 4 to 5 pts ~ 4 to 5 pts ~ 2 to 3 pts ~ Mid-teen LT Pre-Tax ROE Target Strategic Initiatives in Place to Deliver Results Financial Initiatives Optimization Efforts Expansion & Growth SE&A and Manufacturing Cost Structure + Portfolio Balancing Balance Sheet Optimization + Return of Capital New Business Development + Product & Services Expansion * See appendix for footnote and reconciliation of non-GAAP measures 37 5.5% LTM 9/30/2020 Pre-Tax ROE*

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 38 YTD Net Debt increase of $271M LTV(1) increase to 62.5% Balance Sheet Optimization New Products & Services Initiatives Enhance value of outsourced fabrication activities Scale newly acquired rail cleaning technology into maintenance facilities Manufacturing Cost Improvement Divestiture of certain non-operational properties in 2021 Enterprise Cost Reduction Modest investment in rail fleet modifications $95M lease portfolio sales in LTM Q2-21 Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q2-21* LT Goal 9.6% 3.8% Mid-Teen Pre-Tax ROE Goal TrinsightTM New digital service platform early stage, but ahead of plan New covered hopper product Redesigned intermodal products

DELIVERING GOODS for THE GOOD of ALL /// Capital Allocation Framework – Near Term Strategy 39 Trinity’s line of sight on near-term cash flow generation and sources of capital over the next 3 years are expected to create significant shareholder value

DELIVERING GOODS for THE GOOD of ALL /// Capital Allocation Framework – Long Term Strategy Pr og ra m m at ic O pp or tu ni st ic Manage Leverage Reinvest Return Capital Minimum Liquidity Requirements Manage Debt Profile Maintenance CapEx Working Capital Organic Growth M&A Double-digit Dividend Growth Share Repurchases Strong cash generation and disciplined capital allocation positions Trinity for shareholder value creation through the railcar cycle 40

DELIVERING GOODS for THE GOOD of ALL Appendix

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (1) The effective tax rate for pension plan settlement, restructuring activities, and the loss on extinguishment of debt is before consideration of the CARES Act. (2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (3) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of pension plan settlement, restructuring activities, the loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 42 Six Months Ended June 30, 2021 GAAP Pension plan settlement (1) Restructuring activities (1) Loss on extinguishment of debt – Controlling Interest (1)(2) Loss on extinguishment of debt – Noncontrolling Interest (3) Income tax effect of CARES Act Adjusted Operating profit $ 127.6 $ — $ (1.0) $ — $ — $ — $ 126.6 Income from continuing operations before income taxes $ 11.6 $ 2.2 $ (1.0) $ 4.6 $ 7.1 $ — $ 24.5 Provision (benefit) for income taxes $ 5.1 $ 0.5 $ (0.3) $ 1.0 $ — $ (3.4) $ 2.9 Income from continuing operations $ 6.5 $ 1.7 $ (0.7) $ 3.6 $ 7.1 $ 3.4 $ 21.6 Net income from continuing operations attributable to Trinity Industries, Inc. $ 16.4 $ 1.7 $ (0.7) $ 3.6 $ — $ 3.4 $ 24.4 Diluted weighted average shares outstanding 108.9 108.9 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.15 $ 0.22

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) (1) The effective tax rate for impairment of long-lived assets, pension plan settlement, restructuring activities, and the loss on extinguishment of debt is before consideration of the CARES Act. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes. (4) GAAP diluted weighted average shares outstanding excludes 1.3 million shares for the year ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive. We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 43 Year Ended December 31, 2020 GAAP Impairment of long-lived assets – Controlling Interest (1)(2) Impairment of long-lived assets – Noncontrolling Interest (3) Pension plan settlement (1) Restructuring activities (1) Loss on extinguishment of debt (1) Income tax effect of CARES Act Adjusted (in millions, except per share amounts) Operating profit (loss) $ (124.5) $ 315.1 $ 81.3 $ — $ 11.0 $ — $ — $ 282.9 Income (loss) from continuing operations before income taxes $ (494.5) $ 315.1 $ 81.3 $ 151.5 $ 11.0 $ 5.0 $ — $ 69.4 Provision (benefit) for income taxes $ (268.4) $ 73.0 $ — $ 34.9 $ 2.6 $ 1.2 $ 180.4 $ 23.7 Income (loss) from continuing operations $ (226.1) $ 242.1 $ 81.3 $ 116.6 $ 8.4 $ 3.8 $ (180.4) $ 45.7 Net income (loss) attributable to Trinity Industries, Inc. $ (147.3) $ 242.1 $ — $ 116.6 $ 8.4 $ 3.8 $ (180.4) $ 43.2 Diluted weighted average shares outstanding (4) 115.9 117.2 Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. $ (1.27) $ 0.37

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, the effects on income tax expense of a one-time, non-cash, deferred tax impact related to our planned Maintenance Services expansion into a new Midwest facility, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 44 Year Ended December 31, 2019 GAAP Restructuring activities Income tax Adjusted (in millions, except per share amounts) Operating profit $ 416.3 $ 14.7 $ — $ 431.0 Income from continuing operations before income taxes $ 200.7 $ 14.7 $ — $ 215.4 Provision (benefit) for income taxes $ 61.5 $ 3.3 $ (9.7) $ 55.1 Income from continuing operations $ 139.2 $ 11.4 $ 9.7 $ 160.3 Net income attributable to Trinity Industries, Inc. $ 137.6 $ 11.4 $ 9.7 $ 158.7 Diluted weighted average shares outstanding 127.3 127.3 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 1.09 $ 1.26

DELIVERING GOODS for THE GOOD of ALL /// Year Ended December 31, 2018 GAAP Write-off of assets held under capital leases Adjusted (in millions, except per share amounts) Operating profit $ 315.1 $ 12.6 $ 327.7 Income from continuing operations before income taxes $ 151.6 $ 12.6 $ 164.2 Provision for income taxes $ 42.6 $ 2.8 $ 45.4 Income from continuing operations $ 109.0 $ 9.8 $ 118.8 Net income attributable to Trinity Industries, Inc. $ 159.3 $ 9.8 $ 169.1 Diluted weighted average shares outstanding 146.4 146.4 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.70 $ 0.77 Year Ended December 31, 2017 GAAP Effects of the Tax Cuts and Jobs Act Adjusted (in millions, except per share amounts) Operating profit $ 368.3 $ — $ 368.3 Income from continuing operations before income taxes $ 195.4 $ — $ 195.4 Provision (benefit) for income taxes $ (414.8) $ 476.2 $ 61.4 Income from continuing operations $ 610.2 $ (476.2) $ 134.0 Net income attributable to Trinity Industries, Inc. $ 702.5 $ (476.2) $ 226.3 Diluted weighted average shares outstanding 152.0 152.0 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 3.85 $ 0.79 We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of asset write-downs, the effects on income tax expense of a one‑time benefit related to the Tax Cuts & Jobs Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the tables above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Reconciliation: Adjusted Operating Results (continued) 45

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: EBITDA and Adjusted EBITDA “EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus non-cash impairment of long-lived assets, restructuring activities, loss on extinguishment of debt, and pension plan settlement. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income (loss), the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 46 LTM Q2-21 (in millions) Net income (loss) $ (94.6) Less: Loss from discontinued operations, net of income taxes (0.3) Income (loss) from continuing operations $ (94.3) Interest expense 207.4 Provision (benefit) for income taxes (43.9) Depreciation and amortization expense 267.1 EBITDA $ 336.3 Impairment of long-lived assets 27.0 Restructuring activities, net 4.2 Loss on extinguishment of debt 11.7 Pension plan settlement 153.7 Adjusted EBITDA $ 532.9

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Leasing Economic Profit Economic Profit is a non-GAAP financial measure derived from amounts included in our GAAP financial statements. For the Leasing Group, Economic Profit is defined as Operating Profit – Leasing Operations as computed in accordance with GAAP, adjusted to deduct interest expense and to add back depreciation expense and the operating profit related to lease portfolio sales. This non-GAAP measure is reconciled to Operating Profit – Leasing Operations, the most directly comparable GAAP financial measure, in the table above. Management believes that Economic Profit is useful to both management and investors in their analysis as it is a key measure of our businesses’ cash flows and takes into consideration operational cash flows and interest expense. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 47 2017 2018 2019 2020 LTM Q2-21 (in millions) Operating profit – Leasing Operations $ 341.3 $ 291.8 $ 314.7 $ 336.0 $ 321.6 Interest expense (125.8) (142.3) (197.2) (196.2) (196.7) Profit Before Tax – Leasing Operations 215.5 149.5 117.5 139.8 124.9 Depreciation 172.3 196.6 232.2 214.7 218.9 Economic Profit – Leasing Operations 387.8 346.1 349.7 354.5 343.8 Operating profit – Lease portfolio sales 103.2 71.9 91.9 17.7 15.7 Total Economic Profit – Leasing Group $ 491.0 $ 418.0 $ 441.6 $ 372.2 $ 359.5

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Steady State Cash Flow Steady State Cash Flow is a non-GAAP financial measure and is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, plus net cost of sold lease fleet railcars owned one year or less, less manufacturing and corporate depreciation and amortization, less Leasing Steady State CapEx Required. Leasing Steady State CapEx Required is defined as leasing depreciation plus the net book value of lease portfolio sales. *Beginning in the fourth quarter of 2020, we made a prospective change in the presentation of sales of railcars from the lease fleet. For periods prior to the fourth quarter of 2020, proceeds from lease portfolio sales only include proceeds from sales of leased railcars owned more than one year at the time of sale. Additionally, beginning in the fourth quarter of 2020, net cost of sold lease fleet railcars owned one year or less is no longer applicable. The change in presentation of sales of railcars from the lease fleet had no effect on our previously reported Steady State Cash Flow. We believe Steady State Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our potential to fund further reinvestment in the business for growth or return capital to shareholders, after investments to maintain a comparable level of cash flow at the enterprise level. Steady State Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 48 2017 2018 2019 2020 LTM Q2-21 (in millions) Net cash provided by operating activities – continuing operations $ 610.1 $ 274.2 $ 396.7 $ 651.8 $ 659.1 Proceeds from lease portfolio sales * 360.7 230.5 205.7 138.7 95.3 Net cost of sold lease fleet railcars owned one year or less * 79.9 92.4 319.3 54.0 — Adjusted Net Cash Provided by Operating Activities, including Lease Portfolio Sales 1,050.7 597.1 921.7 844.5 754.4 Manufacturing/Corporate depreciation and amortization (Proxy for Steady State CapEx) (57.4) (55.3) (51.4) (51.3) (48.2) Leasing Steady State CapEx Required (defined below) (529.4) (469.1) (706.7) (390.1) (298.5) Steady State Cash Flow Generation $ 463.9 $ 72.7 $ 163.6 $ 403.1 $ 407.7 2017 2018 2019 2020 LTM Q2-21 (in millions) Leasing depreciation $ 172.3 $ 196.6 $ 232.2 $ 214.7 $ 218.9 Total proceeds from lease portfolio sales 460.3 344.4 566.4 193.1 95.3 Total profit on lease portfolio sales (103.2) (71.9) (91.9) (17.7) (15.7) Add: Net book value of lease portfolio sales $ 357.1 $ 272.5 $ 474.5 $ 175.4 $ 79.6 Leasing Steady State CapEx Required $ 529.4 $ 469.1 $ 706.7 $ 390.1 $ 298.5

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Lease Investment & Required Equity CapEx Lease investment is typically leveraged at a 70-80% LTV, reducing required equity capital and increasing available cash flow. (1) For periods prior to the fourth quarter of 2020, Capital expenditures – leasing is net of sold lease fleet railcars owned one year or less. *Leasing CapEx is defined as “Capital Expenditures – leasing” in the Company’s Statements of Cash Flows 49 2017 2018 2019 2020 LTM Q2-21 (in millions) Capital expenditures – leasing (1) $ 608.3 $ 948.3 $ 1,122.2 $ 602.2 $ 594.4 Less: Payments to retire debt (375.3) (887.8) (1,724.1) (1,442.9) (2,749.8) Proceeds from issuance of debt 533.5 1,206.6 2,567.8 1,561.4 3,185.7 Net proceeds from (repayments of) debt 158.2 318.8 843.7 118.5 435.9 Equity CapEx for new leased railcars $ 450.1 $ 629.5 $ 278.5 $ 483.7 $ 158.5 (i n m ill io n s) Leasing CapEx* Net, New Debt Funding Equity CapEx, Leasing 2017 2018 2019 2020 LTM Q2-21 $(200.0) $— $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Walking FCF Beyond Lease Investment 50 2017 2018 2019 2020 LTM Q2-21 (in millions) Net cash provided by operating activities – continuing operations $ 610.1 $ 274.2 $ 396.7 $ 651.8 $ 659.1 Proceeds from lease portfolio sales * 360.7 230.5 205.7 138.7 95.3 Adjusted Net Cash Provided by Operating Activities 970.8 504.7 602.4 790.5 754.4 Capital expenditures – manufacturing and other (22.0) (37.3) (97.0) (102.3) (78.2) Dividends paid to common shareholders (72.6) (77.4) (82.1) (91.7) (92.7) Free Cash Flow (before Capital expenditures – leasing) 876.2 390.0 423.3 596.5 583.5 Equity CapEx for new leased railcars (450.1) (629.5) (278.5) (483.7) (158.5) Total Free Cash Flow After Investments and Dividends $ 426.1 $ (239.5) $ 144.8 $ 112.8 $ 425.0 Total Free Cash Flow After Investments and Dividends (“Free Cash Flow”) is a non-GAAP financial measure. The change in presentation of sales of railcars from the lease fleet, which was effected on a prospective basis beginning in the fourth quarter of 2020, had no effect on our previously reported Free Cash Flow. Beginning in the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt. * For periods prior to the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds from (repayments of) debt. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE (1) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (3) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (4) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is defined as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include restructuring activities, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income (loss) from continuing operations and stockholders’ equity, respectively, which are the most directly comparable GAAP financial measures. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. 51 December 31, 2019 LTM September 30, 2020 December 31, 2020 LTM June 30, 2021 ($ in millions) Numerator: Income (loss) from continuing operations $ 139.2 $ (77.1) $ (226.1) $ (94.3) Provision (benefit) for income taxes 61.5 (205.8) (268.4) (43.9) Income (loss) from continuing operations before income taxes 200.7 (282.9) (494.5) (138.2) Net loss attributable to noncontrolling interest 1.5 79.6 78.9 8.5 Adjustments: Restructuring activities, net 14.7 25.2 11.0 4.2 Impairment of long-lived assets – controlling interest (1) — 288.1 315.1 27.0 Loss on extinguishment of debt – controlling interest (2) — 5.0 5.0 4.6 Pension plan settlement — — 151.5 153.7 Adjusted Profit Before Tax $ 216.9 $ 115.0 $ 67.0 $ 59.8 December 31, 2019 September 30, 2020 December 31, 2020 June 30, 2021 Denominator: Total stockholders' equity $ 2,378.9 $ 2,093.6 $ 2,016.0 $ 1,657.9 Noncontrolling interest (348.8) (276.3) (277.2) (268.0) Accumulated other comprehensive loss 153.1 164.5 30.9 24.6 Adjusted Stockholders' Equity $ 2,183.2 $ 1,981.8 $ 1,769.7 $ 1,414.5 Average total stockholders' equity $ 2,236.3 $ 2,197.5 $ 1,837.0 Return on Equity (3) (3.4) % (10.3) % (5.1) % Average Adjusted Stockholders' Equity $ 2,082.5 $ 1,976.5 $ 1,592.1 Pre-Tax Return on Equity (4) 5.5% 3.4% 3.8%

DELIVERING GOODS for THE GOOD of ALL /// Year Ended December 31, 2019 Year Ended December 31, 2020 As Reported Adjustments As Adjusted As Reported Adjustments As Adjusted (in millions) Consolidated Statements of Cash Flows: Operating activities: Net gains on lease portfolio sales $ (50.5) $ (41.4) $ (91.9) $ (17.3) $ (0.4) $ (17.7) Net cash provided by operating activities $ 393.6 $ (41.4) $ 352.2 $ 651.7 $ (0.4) $ 651.3 Investing activites: Proceeds from lease portfolio sales $ 205.7 $ 360.7 $ 566.4 $ 138.7 $ 54.4 $ 193.1 Capital expenditures – leasing $ (1,122.2) $ (319.3) $ (1,441.5) $ (602.2) $ (54.0) $ (656.2) Net cash used in investing activities $ (993.3) $ 41.4 $ (951.9) $ (532.9) $ 0.4 $ (532.5) Net decrease in cash, cash equivalents, and restricted cash $ (73.2) $ — $ (73.2) $ (49.2) $ — $ (49.2) 52 Reconciliation of Lease Portfolio Sales Accounting The unaudited tables provided on this page and the following page reconcile our historical presentation of railcar sales from the lease fleet to the recently announced prospective change in presentation. The tables are provided for informational purposes to assist investors in understanding the impact that the change in presentation will have on our Consolidated Statements of Cash Flows. The tables illustrate the impacts of the change as though the lease portfolio sales had been historically presented in a manner consistent with the prospective treatment.

DELIVERING GOODS for THE GOOD of ALL /// Three Months Ended March 31, 2020 Three Months Ended June 30, 2020 As Reported Adjustments As Adjusted As Reported Adjustments As Adjusted (in millions) Consolidated Statements of Cash Flows: Operating activities: Net gains on lease portfolio sales $ (8.7) $ (1.7) $ (10.4) $ (5.7) $ 1.3 $ (4.4) Net cash provided by operating activities $ 173.6 $ (1.7) $ 171.9 $ 154.0 $ 1.3 $ 155.3 Investing activites: Proceeds from lease portfolio sales $ 68.5 $ 44.3 $ 112.8 $ 63.7 $ 10.1 $ 73.8 Capital expenditures – leasing $ (129.2) $ (42.6) $ (171.8) $ (130.3) $ (11.4) $ (141.7) Net cash used in investing activities $ (64.6) $ 1.7 $ (62.9) $ (90.0) $ (1.3) $ (91.3) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 31.9 $ — $ 31.9 $ (15.6) $ — $ (15.6) Three Months Ended September 30, 2020 Three Months Ended December 31, 2020 As Reported Adjustments As Adjusted As Reported Adjustments As Adjusted (in millions) Consolidated Statements of Cash Flows: Operating activities: Net gains on lease portfolio sales $ (2.9) $ — $ (2.9) $ — $ — $ — Net cash provided by operating activities $ 129.0 $ — $ 129.0 $ 195.1 $ — $ 195.1 Investing activites: Proceeds from lease portfolio sales $ 6.5 $ — $ 6.5 $ — $ — $ — Capital expenditures – leasing $ (189.3) $ — $ (189.3) $ (153.4) $ — $ (153.4) Net cash used in investing activities $ (206.4) $ — $ (206.4) $ (171.9) $ — $ (171.9) Net increase (decrease) in cash, cash equivalents, and restricted cash $ (72.0) $ — $ (72.0) $ 6.5 $ — $ 6.5 Reconciliation of Lease Portfolio Sales Accounting 53

DELIVERING GOODS for THE GOOD of ALL /// SLIDE 4 – Trinity Industries, Inc. Overview 1. Current dividend yield represents the Company’s most recent quarterly dividend, annualized and the Company’s stock price as of June 30, 2021 2. Intersegment revenues are eliminated; a prospective change in the presentation of sales of railcars from the lease fleet for railcars owned one year or less occurred during the fourth quarter of 2020, changing the presentation from a revenue and cost of revenue basis to a net gain or loss from the disposal of a long-term asset SLIDE 10 – A Sustainable Capital Story: Attractive Yielding Assets with Long-Tailed Utility 1. Umler source data, January 1, 2021. The Umler® system is an electronic resource that contains critical data for North American transportation equipment. Originally created in 1968, Umler ® maintains data for more than two million pieces of equipment used in rail, steamship and highway service. 2. The charts pictured are illustrative and represent the financial performance of a typical lease railcar in the Company's portfolio pricing model. The assumptions reflect current lease pricing parameters, our economic life assumptions, constant leverage of 65% LTV, and low annual inflation of rents and operating costs between 0.75% and 1.5% SLIDE 11 – A Sustainable Capital Story: Trinity’s Rail Platform Delivers Strategic Synergies The financial information presented depicts tangible synergies of Trinity’s rail platform and represents the cumulative benefit of corresponding cash flows from 2016-2020. The OP contribution referenced is associated with profit from rent or portfolio sales from railcars added to Trinity’s lease portfolio during the same time period, and represents incremental profit earned by meeting customer needs through organic platform growth. SLIDE 13 – A Sustainable Capital Story: Reinvestment & Capital Return Drive Shareholder Value Trinity’s Book Value prior to October 31, 2018 has been adjusted by $1,732.2 million for the tax-free distribution of Arcosa, Inc. (NYSE:ACA), which occurred on November 1, 2018, for the purposes of depicting a five year timeline of Book Value growth. SLIDE 16 – Railcars Are Attractive Long-term Investments https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf SLIDE 17 – Railcars Benefit from Inflation Long-Term RailSolutions, LLC: Investors' Guide to Railroad Freight Cars and Locomotives, dated August 3, 2020 SLIDE 20 – Integral Part of the North American Supply Chain 1. Umler® source data, January 1, 2021 report 2. FTR Associates 02/17/2021 3. Association of American Railroads (“AAR”), accessed on March 1, 2021 SLIDE 21 – Delivering Essential Goods to the Global Marketplace AAR, accessed on October 6, 2020 SLIDE 22 – Capitalizing on Structural Change in the Rail Market Umler® North American fleet ownership data as of December 31, 2020 Presentation Footnotes 54

DELIVERING GOODS for THE GOOD of ALL /// Presentation Footnotes (continued) 55 SLIDE 24 – Rail Market Update and Commercial Overview 1. AAR Weekly Railcar Loadings 2. AAR Rail Time Indicators – July 1, 2021 3. Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months SLIDE 27 – Stable Financial Performance Through the Cycle 1. Leasing Operations Profit Margin calculated using only revenues and profit from Leasing Operations, including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. 2. The high-to-low average lease rate scale represents 60% of the leases that renew in the specified year so as to limit the skew, however, the lease rate average represents 100% of the expiring leases. 3. Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months; the revenue headwind/tailwind is calculated by applying the FLRD to the percentage of expiring railcars over that time period, and including a mid-year factor to reflect the 12 month time period the expirations will take effect. SLIDE 29 – Diversified Portfolio of Railcar Equipment The basis of presentation for lease portfolio diversification aligns with industry standard definitions of commodity groups. The information regarding “Markets Served” included in Trinity’s Form 10-K for year ended December 31, 2020 reflects the manner in which the Company services its customer markets. SLIDE 32 – Strategic Initiatives to Elevate Manufacturing Margin Performance 1. ”Annual Railcar Deliveries” is provided as context, to depict the expected margin improvement resulting from the strategic initiatives listed in a comparable production environment. 2. OP% for the LTM period ending September 30, 2020 represents Management’s baseline for financial improvement as disclosed during the November 2020 Investor Day presentation. SLIDE 36 – Healthy Balance Sheet Strategically Positioned for Market Uncertainty and Opportunistic Deployment 1. Blended average interest rate as of June 30, 2021 2. Includes corporate revolving credit facility as part of the short-term financing structure SLIDE 37 – Platform Optimization is Critical to Improve Pre-Tax ROE Pre-Tax ROE for the LTM period ending September 30, 2020 represents Management’s baseline for financial improvement as disclosed during the November 2020 Investor Day presentation. SLIDE 38 – Executing on Strategic Initiatives to Improve Pre-Tax ROE 1. Includes corporate revolving credit facility as part of the short-term financing structure

DELIVERING GOODS for THE GOOD of ALL /// Contact Information 56 Contact Information: Eric Marchetto, Executive Vice President and Chief Financial Officer 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations